STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	27
Beginning Date of Collection Period	1-Dec-03
End Date of Collection Period	31-Dec-03
Distribution Date	20-Jan-04
Previous Distribution Date	22-Dec-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay / Collected Funds	11,737,925.94
Available Distribution Amount	11,610,692.21
Principal Collections	9,558,050.41
Interest Collections (net of servicing fee)	2,052,641.80
Collections of Interest (net of servicing fee and principal recoveries)	2,051,790.87
Servicing Fee	127,233.73
Principal recoveries	850.93
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	11,737,925.94
Interest Paid to Certificates	207,666.06
Principal Paid to Certificates	10,090,225.51
Equity Certificate	1,312,800.64
Servicing Fee	127,233.73

Pool Balance

Begin Principal Balance	305,360,958.03
Principal Collections (including repurchases)	9,558,050.41
Additional Principal Reduction Amount	532,175.10
End Principal Balance	295,270,732.52

Collateral Performance
Cash Yield (% of beginning balance)	8.56%
Charge off Rate (net of principal recoveries; % of beginning balance)	2.09%
Net Yield	6.48%

Delinquent Loans
30-59 days principal balance of loan	11,047,198.96
30-59 days number of loans	127
60-89 days principal balance of loan	2,132,504.33
60-89 days number of loans	28
90+ days principal balance of loan	15,113,390.56
90+ days number of loans	183

Loan Detail
Number of loans purchased or substituted pursuant to 2.02 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
Number of loans purchased or substituted pursuant to 2.04 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
Number of loans purchased or substituted pursuant to 3.01 during the period	-
Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	3,906
Number of HEL outstanding (EOP)	3,807
Principal balance of REO as of the end of the collection period	3,171,579.57
Number of loans that went into REO during the collection period	12
Principal balance of loans that went into REO during the collection period	1,314,806.61

Overcollateralization
Begin OC Amount	142,530,364.62
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	142,530,364.62

Target OC Amount	142,530,364.62
Interim OC Amount	142,530,364.62
Interim OC Deficiency	-

Monthly Excess Cashflow	1,312,800.64
Principal Distribution Amount	9,558,050.41
Principal Collections	9,558,050.41
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	20.24%

Interest Calculations
1 month LIBOR	1.14875%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.51875%
Class A Pass-Through Rate	1.51875%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.09875%
Class M Pass-Through Rate	2.09875%
Available Funds Cap	10.73328%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	13.636162
2. Principal Distribution per $1,000	13.372153
3. Interest Distribution per $1,000	0.264009

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.51875%
2. Days in Accrual Period	29

3. Class A Interest Due	177,078.56
4. Class A Interest Paid	177,078.56
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	144,738,545.02
2. Class A Principal Due	8,969,104.20
3. Class A Principal Paid	8,969,104.20
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	135,769,440.82

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.4598134

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	13.736985
2. Principal Distribution per $1,000	13.372153
3. Interest Distribution per $1,000	0.364832

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.09875%
2. Days in Accrual Period	29

3. Class M Interest Due	30,587.50
4. Class M Interest Paid	30,587.50
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	18,092,048.39
2. Class M Principal Due	1,121,121.31
3. Class M Principal Paid	1,121,121.31
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	16,970,927.08

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0574758